Net Assets Purchase	12 Months Ended
Dec. 31, 2010
Net Assets Purchase [Abstract]
Net Assets Purchase

(20)	Net Assets Purchase

In November 2008, the Company paid a deposit of RMB 170,980 for its acquisition of 100% of Cyber Power which is a development stage enterprise with plans to begin production of solar-grade polysilicon in 2010 and was controlled at that time by a related party, Mr. Liansheng Miao, Chairman and Chief Executive Officer of the Company. On January 7, 2009, the Company completed the 100% acquisition of Cyber Power for a total consideration of RMB 544,247, including acquisition cost of RMB 13,507.

Cyber Power, a development stage enterprise, was yet to have output or processes in place to create outputs as of the acquisition date. Thus, the acquired assets and liabilities did not constitute a business within the meaning of ASC Topic 805, Business Combinations. Therefore, the Company did not account for the acquisition of Cyber Power’s assets and liabilities as a business combination. The acquisition cost represented the fair value of the acquired assets and liabilities, which approximated their carrying amounts recognized by Cyber Power. The assets and liabilities acquired by the Company are recognized at their relative fair values, as follows:

RMB

Assets acquired:
Property, plant and equipment	642,250
Land use rights	78,770
Other assets	116,236

Total assets acquired	837,256
Liabilities assumed:
Accounts payable	266,243
Other liabilities	26,766

Total liabilities assumed	293,009